{Cover Page}

                           1997 ANNUAL REPORT

                       CENTENNIAL
                       AMERICA FUND, L.P.

                            December 31, 1997

                             RA0870.001.1297

JAMES C. SWAIN
Chairman
Centennial America Fund L.P.

BRIDGET A. MACASKILL
President
Centennial America Fund L.P.

DEAR SHAREHOLDER,

Compared to the volatility in world stock markets during the past few months, short-term interest rates have remained relatively calm. As is often the case, U.S. money market instruments became a safe haven in times of stress.

In addition to safety and liquidity, money market fund investors also enjoyed a modest increase in yields during the six-month period which ended December 31, 1997. One reason: the Federal Reserve Board raised short-term interest rates by
0.25 percentage points in late March of 1997. This new interest rate was in place for the period covered by this report. It's important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1.00 share price in the future.

For the year ended December 31, 1997, the Centennial America Fund's compounded annual yield was 4.64%. Without compounding, the corresponding yield was 4.53%. The seven-day annualized yields with and without compounding on December 31, 1997 were 4.91% and 4.80%, respectively.(1)

Typically, long-term and short-term interest rates move in the same direction. During the past few months, long-term rates have fallen sharply. That's because investors worldwide increasingly invested in U.S. Treasury bonds of all maturities when they liquidated their Asia equity positions. Generally, when the demand for bonds rises, bond prices increase, and issuers can pay lower yields to attract the same number of investors.

However, while long-term interest rates have been falling, U.S. money market yields have actually been rising in recent weeks. The main reason is that Japan, the world's second largest issuer of short-term debt, continues to have financial difficulties. Japan's economic plight was worsened by the financial crisis in Southeast Asia, since Japan's banks are major lenders to those countries. Because investors perceive a lowered credit quality in the region, Japanese issuers have been required to pay higher interest rates to compensate for the additional risk. To compete, American issuers have been forced to also raise their short-term rates.

All things considered, the U.S. economy is the envy of the world. Inflation is virtually nonexistent, long-term interest rates have fallen below 6%, the federal budget is nearly balanced, unemployment is under 5% and economic growth continues strong. True, Asia's devalued currencies and uncertain business environment will slow our economy somewhat, because our exports to the Far East will be curtailed. However, our economy was beginning to overheat in 1997 and had the events in Asia not taken place, the Federal Reserve Board might have intervened by raising short-term interest rates to slow down the economy.

As we have seen, world events can have a dramatic impact on interest rates as well as the investment markets. However, we don't try to predict the future course of interest rates and use those predictions to set our investment strategy. Instead, we "ladder" the portfolio with some securities maturing in a few days, some maturing in a month, some maturing in two months and so on. With a relatively broad maturity spectrum, the portfolio is widely diversified and able to take advantage of a variety of market conditions.

2 Centennial America Fund L.P.

Money market yields are often compared with the rate of inflation to determine a "real" rate of return. The real rate of return equals the stated money market yield minus the rate of inflation. With inflation currently negligible, the real rate of return from money market funds continues to be quite high. At the same time, money market funds provide a strong combination of liquidity and safety of principal during times of volatility in other markets.

Thank you for your confidence in Centennial America Fund. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ James C. Swain                           /s/ Bridget A. Macaskill
James C. Swain                               Bridget A. Macaskill

January 23, 1998

1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

3 Centennial America Fund L.P.



---------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS December 31, 1997
Centennial America Fund, L.P.

                                                                                              FACE               VALUE
                                                                                              AMOUNT             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 76.0%
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.42%, 1/6/98                                                                                 $     609,000      $       608,541
5.52%, 1/23/98                                                                                      210,000              209,292
5.52%, 2/17/98                                                                                      925,000              918,334
5.73%, 1/21/98                                                                                      535,000              533,297
5.74%, 1/12/98                                                                                      346,000              345,393
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5.48%, 2/5/98                                                                                       500,000              497,336
5.48%, 2/6/98                                                                                       450,000              447,534
5.54%, 1/21/98                                                                                    1,300,000            1,295,956
5.72%, 1/5/98                                                                                       350,000              349,777
5.73%, 1/15/98                                                                                      301,000              300,329
6.05%, 1/12/98                                                                                    1,000,000            1,000,084
---------------------------------------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., guaranteeing commercial paper of:
Nebraska Higher Education Loan Program, 6.10%, 1/23/98                                              750,000              747,227
New Hampshire Higher Education Loan Corp.:
5.75%, 1/29/98                                                                                      490,000              487,809
5.79%, 1/26/98                                                                                      719,000              716,109
USA Group Secondary Market Services, Inc.:
5.65%, 1/22/98                                                                                      549,000              547,191
5.70%, 1/29/98                                                                                    1,000,000              995,567
5.75%, 1/26/98                                                                                      581,000              578,680
---------------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority, 5.48%, 2/10/98                                                          500,000              496,955
                                                                                                                   --------------

Total U.S. Government Obligations                                                                                     11,075,411

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 23.3%
---------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 6.80%, dated 12/31/97, to be repurchased at $3,401,284 on 1/2/98, collateralized by Government
National Mortgage Assn. Participation Nts., 7.50%, 10/15/27, with a value of $1,587,542, and Federal Home Loan Mortgage Corp. Participation Nts.,
7%, 8/1/27, with a value of $1,910,147                                                            3,400,000            3,400,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                                                            99.3%          14,475,411
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                         0.7              104,704
                                                                                                ------------     ----------------
NET ASSETS                                                                                            100.0%     $    14,580,115
                                                                                                ============     ================

See accompanying Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  December 31, 1997
Centennial America Fund, L.P.


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (including repurchase agreement of $3,400,000)
 - see accompanying statement                                                                                    $14,475,411
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                  84,334
-----------------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                                   132,496
Interest                                                                                                              29,218
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  4,251
                                                                                                        ---------------------
Total assets                                                                                                      14,725,710

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                               128,309
Service plan fees                                                                                                      7,808
Shareholder reports                                                                                                    6,310
Dividends                                                                                                              2,238
Other                                                                                                                    930
                                                                                                        ---------------------
Total liabilities                                                                                                    145,595

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                       $14,580,115
                                                                                                        =====================

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital - applicable to 14,580,115 shares of beneficial interest
outstanding                                                                                                      $14,580,115
                                                                                                        =====================

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                         $1.00



See accompanying Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended December 31, 1997
Centennial America Fund, L.P.


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - Interest                                                                                        $898,892

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees - Note 3                                                                                              73,491
-----------------------------------------------------------------------------------------------------------------------------
Service plan fees - Note 3                                                                                            32,060
-----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                   20,951
-----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 3                                                                11,229
-----------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                8,504
-----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                           5,919
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                            3,080
-----------------------------------------------------------------------------------------------------------------------------
Managing General Partners' fees and expenses                                                                           2,330
-----------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                     1,698
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    434
                                                                                                        ---------------------
Total expenses                                                                                                       159,696

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                               $739,196
                                                                                                        =====================







STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                           1997                 1996
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                          $739,196             $768,975

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                                    (739,196)            (777,172)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions - Note 2                                                    (4,081,282)           7,567,914

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)                                                                    (4,081,282)           7,559,717
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          18,661,397           11,101,680
                                                                                   ------------------------------------------
End of period                                                                               $14,580,115          $18,661,397
                                                                                   ==========================================


See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
Centennial America Fund, L.P.

                                                    Year Ended December 31,
                                                        1997             1996             1995             1994             1993
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $1.00            $1.00            $1.00            $1.00            $1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                   .05              .05              .04              .03              .02
Dividends and distributions to shareholders              (.05)            (.05)            (.04)            (.03)            (.02)
                                                 =================================================================================
Net asset value, end of period                          $1.00            $1.00            $1.00            $1.00            $1.00
                                                 =================================================================================

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                      4.63%            4.69%            4.56%            2.91%            2.23%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $14,580          $18,661          $11,102           $6,201           $4,349
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $16,320          $16,998          $ 7,862           $5,693           $4,780
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    4.53%            4.52%            4.48%            2.89%            2.22%
Expenses, before voluntary reimbursement by
the Manager                                              0.98%            0.86%            1.48%            1.47%            1.34%
Expenses, net of voluntary reimbursement by
the Manager                                             N/A               N/A             N/A              N/A               1.13%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial America Fund, L.P.


1.  SIGNIFICANT ACCOUNTING POLICIES
    Centennial America Fund, L.P. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund is organized as a limited partnership and issues one class of shares, in the form of limited partnership interests. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

    INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

    REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

    FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to limited partnerships. As a limited partnership, the Fund is not subject to U.S. federal income tax, and the character of the income earned and capital gains or losses realized by the Fund flows directly through to shareholders. Therefore, no federal income or excise tax provision is required. Beginning in 1998, according to the provisions of the 1997 Taxpayer Relief Act, the Fund will elect to be treated as an "Electing 1987 Partnership". As such it will record a U.S. Federal income tax provision equal to 3.50% of gross income.

    DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
    Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
    The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                          YEAR ENDED DECEMBER 31, 1997             YEAR ENDED DECEMBER 31, 1996
                                          ----------------------------             ----------------------------
                                          SHARES           AMOUNT                  SHARES          AMOUNT
Sold                                       44,369,483      $44,369,483            51,127,626     $51,127,626
Dividends and distributions
reinvested                                    706,803          706,803               749,505         749,505
Redeemed                                  (49,157,568)     (49,157,568)          (44,309,217)    (44,309,217)
                                          ------------     ------------          ------------    ------------
  Net increase (decrease)                  (4,081,282)     $(4,081,282)            7,567,914     $ 7,567,914
                                          ============     ============          ============    ============

Centennial America Fund, L.P.


3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.45% of the first $500 million of net assets and 0.40% on net assets over $500 million.

    Shareholder Services, Inc. (SSI), a subsidiary of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

    Under an approved plan of distribution, the Fund expends 0.20% of its net assets annually to reimburse Centennial Asset Management Corporation, a subsidiary of the Manager, for costs incurred in distributing shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions.

INDEPENDENT AUDITORS' REPORT
Centennial America Fund, L.P.


The Managing General Partners and Shareholders of
Centennial America Fund, L.P.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial America Fund, L.P. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for the period January 1, 1993 to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial America Fund, L.P. at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 1998

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial America Fund, L.P.


In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended December 31, 1997 are eligible for the corporate dividend- received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

CENTENNIAL AMERICA FUND, L.P.

OFFICERS AND MANAGING GENERAL PARTNERS
James C. Swain, Managing General Partner and Chairman
Bridget A. Macaskill, President
Robert G. Avis, Managing General Partner
William A. Baker, Managing General Partner
Charles Conrad, Jr., Managing General Partner
Sam Freedman, Managing General Partner
Raymond J. Kalinowski, Managing General Partner
C. Howard Kast, Managing General Partner
Robert M. Kirchner, Managing General Partner
Ned M. Steel, Managing General Partner
George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
Dorothy G. Warmack, Vice President
Carol E. Wolf, Vice President
Arthur J. Zimmer, Vice President
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR
OppenheimerFunds, Inc.

DISTRIBUTOR
Centennial Asset Management Corporation

SUB-DISTRIBUTOR
OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER SERVICING AGENT
Shareholder Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.


This is a copy of a report to shareholders of Centennial America Fund, L.P. This report must be preceded or accompanied by a Prospectus of Centennial America Fund, L.P. For material information concerning the Fund, see the Prospectus.

For shareholder servicing call:
1-800-525-9310 (in U.S.)
303-768-3200 (outside U.S.)

Or write:
Shareholder Services, Inc.
P.O. Box 5143
Denver, CO  80217-5143